UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

GEMINI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS OF

GEMINI THERAPEUTICS, INC.

Proxy Statement dated August 17, 2021

and first mailed to stockholders on or about August 17, 2021

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (“Annual Meeting”) of Gemini Therapeutics, Inc. (the “Company”) at 10:00 a.m., Eastern Time, on September 29, 2021. The Annual Meeting will be held in a virtual-only format. Stockholders will be able to attend and participate in the Annual Meeting online by visiting the following website www.virtualshareholdermeeting.com/GMTX2021, where you will be able to listen to the meeting live, submit questions, and vote.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing notice of and access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials, or Notice, with instructions on how they may access and review our proxy materials and our 2020 Annual Report on Form 10-K on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice that is being sent to you.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we urge you to read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice.

A record of our business activities for the 2020 fiscal year is contained in our 2020 Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report to Stockholders”).

Thank you for your confidence and continued support of Gemini Therapeutics.

Sincerely,

/s/ Jason Meyenburg
Jason Meyenburg Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Eastern Time

Date	September 29, 2021

Place	The 2021 Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/GMTX2021.

Purpose

We are holding the Annual Meeting for the following purposes:

1.  To elect one Class I director, Carl L. Gordon, Ph.D., to serve until the 2024 annual meeting of stockholders, and until his successor is duly elected and qualified;

2.  To approve the 2021 Employee Stock Purchase Plan;

3.  To ratify, on an advisory basis, the appointment of Ernst & Young LLP, as independent registered public accounting firm of Gemini Therapeutics, Inc. (the “Company”) for the fiscal year ending December 31, 2021; and

4.  To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date	The Board of Directors of the Company (the “Board”) has fixed the close of business on August 2, 2021 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. You will not be able to attend the Annual Meeting physically. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GMTX2021, you must enter the 16-digit control number found on your proxy card, voting instruction form or Notice card.

Voting by Proxy

YOUR VOTE IS VERY IMPORTANT. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting, but if you are not able to attend virtually, please submit your vote as soon as possible as instructed in the Notice, proxy card or voting instruction form.

Beginning on or about August 17, 2021, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders of record on August 2, 2021. In addition, the proxy statement, the accompanying proxy card or voting instruction form, and our 2020 Annual Report to Stockholders are available at www.proxyvote.com. As more fully described in the Notice of Internet Availability, all stockholders may choose to access these materials online or may request printed or emailed copies.

We encourage you to vote your shares as soon as possible. Specific instructions for voting over the internet or mail are included in the Notice of the 2021 Annual Meeting of Stockholders (the “Notice”). If you attend the Annual Meeting online and vote electronically during the meeting, your vote will replace any earlier vote.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at our executive offices for a period of 10 days prior to the Annual Meeting until the close of such meeting.

By order of the Board,

/s/ Jason Meyenburg
Jason Meyenburg, Chief Executive Officer and Secretary

August 17, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on September 29, 2021: The proxy statement and our 2020 Annual Report to Stockholders are available at www.proxyvote.com.

GEMINI THERAPEUTICS, INC.

300 One Kendall Square, 3rd Floor

Cambridge, MA 02139

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 29, 2021

AT 10:00 A.M. EASTERN TIME

As used in this proxy statement, “the Company”, “Gemini” “we,” “us” and “our” refer to Gemini Therapeutics, Inc. and its consolidated subsidiaries. The term “Annual Meeting,” as used in this proxy statement, refers to the 2021 Annual Meeting of Stockholders and includes any adjournment or postponement of such meeting.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation the Board with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This proxy statement and the 2020 Annual Report to Stockholders are first being made available to stockholders on or about August 17, 2021.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “ JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in August 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “ SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates was less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year as of the end of our most recently completed second fiscal quarter. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not smaller reporting companies.

GENERAL INFORMATION

Why am I receiving these materials?

Gemini Therapeutics has prepared these materials for its Annual Meeting. The Annual Meeting is scheduled to be held on Wednesday, September 29, 2021 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You are invited to attend and are requested to vote on the proposals described in this Proxy Statement.

What is included in these proxy materials?

•	The Notice of 2021 Annual Meeting of Stockholders

•	This Proxy Statement

•	The 2020 Annual Report to Stockholders on Form 10-K

If you requested printed versions by mail, you will also receive a proxy card or voting instruction form.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about August 17, 2021, we sent you a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the proxy materials, including the Notice of 2021 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), this proxy statement and proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and our 2020 Annual Report to Stockholders (collectively, the “Proxy Materials”), are available to stockholders on the Internet. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent a Notice of Internet Availability to stockholders of record and beneficial owners of our common stock, par value $0.0001 per share (“Common Stock”) on or about August 17, 2021.

The Notice of Internet Availability provides instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability also provides voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and 2020 Annual Report to Stockholders are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

How do I attend the Annual Meeting?

The meeting will be held entirely online on Wednesday, September 29, 2021 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/GMTX2021. Information on how to vote at the virtual Annual Meeting is discussed below.

What items will be voted on at the Annual Meeting?

There are three items that stockholders may vote on at the Annual Meeting:

1. To elect one Class I director, Carl Gordon, Ph.D., to serve until the 2024 annual meeting of stockholders, and until his successor is duly elected and qualified;

2. To approve the 2021 Employee Stock Purchase Plan;

3. To ratify the appointment of Ernst & Young LLP, as independent registered public accounting firm of Gemini Therapeutics, Inc. (the “Company”) for the fiscal year ending December 31, 2021.

Will any other business be conducted at the Annual Meeting?

Other than the proposals described in this Proxy Statement, we know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matter properly comes before the stockholders at the Annual Meeting, it is the intention of the persons named as proxy holders to vote upon such matters in accordance with the recommendation of the Board.

VOTING INFORMATION

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on August 2, 2021 (the “Record Date”).

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, a total of 43,055,112 shares of our Common Stock were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter.

What is the difference between a stockholder of record and a “street name” holder?

If, on the record date, your shares are registered directly in your name with Continental Stock Transfer & Trust Company, Inc., our transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares and our proxy materials have been made available to you. As a stockholder of record, you may vote at the Annual Meeting if you attend online or vote by proxy.

If your shares are held in a brokerage account or by a bank, trustee or other nominee (in “ street name”), you are considered the beneficial owner of those shares and our proxy materials are being forwarded to you by your bank, broker, trustee or other nominee that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your bank, broker, trustee or other nominee on how to vote your shares.

How do I vote by proxy before the Annual Meeting?

If your shares are held directly in your own name, and you received a Notice of Internet Availability, you may vote your shares online at www.proxyvote.com. You may also vote your shares by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. The proxy card will contain instructions for voting by mail and telephone.

If your shares are held directly in your own name, and you received printed copies of the proxy materials, you may vote your shares by mail by completing, signing and dating the proxy card. To vote over the internet or by telephone, you should refer to your proxy card for instructions.

If your shares are held in street name, meaning registered in the name of your broker, bank, trustee or other nominee, you should vote your shares by following the instructions from your broker, bank, trustee or other nominee.

What shares are included on a proxy card or voting instruction form?

Each proxy card or voting instruction form represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy card or voting instruction form if you hold your shares in multiple accounts, some of your shares are registered directly in your name with our transfer agent, or some of your shares are held in street name through a broker, bank, trustee or other nominee. Please vote the shares on each proxy card or voting instruction form to ensure that all of your shares are counted at the Annual Meeting.

What if I have shares registered in my name and don’t vote on a particular matter when returning a proxy card?

Properly signed proxy cards received before the close of voting at the Annual Meeting will be voted according to the directions provided. If a signed proxy card is returned without stockholder direction on a matter, the shares will be voted as recommended by the Board.

Will my shares held in street name be voted if I don’t provide instructions?

Current Nasdaq Global Market (“Nasdaq”) rules allow brokers to vote shares on certain “routine” matters for which their customers do not provide voting instructions. If you own shares in street name through a broker, bank, trustee or other nominee, the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”), Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ended December 31, 2021 (“Fiscal 2021”) is considered a “routine” matter on which your broker may use its discretion to vote your shares without your instructions. The election of the Class I director and the approval of the 2021 Employee Stock Purchase Plan are not “routine” proposals; therefore, your broker will be unable to vote your shares if you do not instruct your broker how to vote, which is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the votes on the election of the Class I director or the approval of the 2021 Employee Stock Purchase Plan.

How can I vote at the virtual Annual Meeting?

Stockholders of Record. If you are a stockholder of record, and your shares are registered directly in your name, you may vote:

•	By Internet. You may vote at www.proxyvote.com. You will need the control number included on your proxy card.

•	By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903. You will need the control number included on your proxy card.

•

By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than September 28, 2021 to be voted at the Annual Meeting.

•

During the Annual Meeting. You may vote at the virtual Annual Meeting. If you were a stockholder of record as of the Record Date, you can attend and participate in the virtual Annual Meeting by going to www.virtualshareholdermeeting.com/GMTX2021. You will need the 16-digit control number included on your proxy card.

Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners of Shares held in Street Name. If you are a street name stockholder, you will receive voting instructions from your broker, bank, trustee or other nominee. You must follow the voting instructions provided by your broker, bank, trustee or other nominee in order to instruct your broker, bank, trustee or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank, trustee or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.

Voting by Proxy. All shares represented by valid proxies received before the Annual Meeting will be voted. If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretionary authority to vote your shares on those matters. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

I have shares registered in my name and also have shares in a brokerage account. How do I vote these shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank, trustee or other nominee will send you instructions on how to vote those shares.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: “FOR” the election of the Class I director nominee, Carl Gordon, Ph.D., to hold office until the 2024 annual meeting of stockholders;

Proposal 2: “FOR” the approval of the 2021 Employee Stock Purchase Plan; and

Proposal 3: “FOR” the ratification of the selection of Ernst & Young, Certified Public Accountants, as the Company’s independent registered public accounting firm for Fiscal 2021.

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

•	delivering written notice to the Company at any time before the close of voting at the Annual Meeting;

•

submitting a later dated proxy over the internet or by telephone in accordance with the instructions in the Notice of Internet Availability or the proxy card (in which case only your latest Internet or telephone proxy submitted will be counted); or

•	attending the virtual Annual Meeting and voting your shares electronically during the Annual Meeting (your attendance at the virtual Annual Meeting, in and of itself, will not revoke your proxy).

Beneficial Owners of Shares held in Street Name. If your shares are held in street name, you should contact your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

How is a quorum reached?

The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy via the Internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purposes of determining the presence of a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting. If, however, such quorum will not be present or represented at the Annual Meeting, the holders of a majority of the voting power present at the virtual meeting or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present or represented. At such adjourned meeting at which a quorum will be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or virtually at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, AGAINST and to WITHHOLD, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals.

Proposal 1 — To elect one Class I director, Carl Gordon, Ph.D., to serve until the 2024 annual meeting of stockholders

The director nominee will be elected by a plurality of votes cast, which means that the director nominees receiving the highest number of votes will be elected. Only FOR and WITHHOLD votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal 1.

Proposal 2 — Approval of the Company’s 2021 Employee Stock Purchase Plan

Stockholders will be asked to approve the Company’s 2021 Employee Stock Purchase Plan (the “ ESPP”), which was adopted by the Board subject to approval by the Company’s stockholders. The Board believes that the adoption of the ESPP will benefit the Company by providing employees with an opportunity to acquire shares of our Common Stock, which gives employees a stake in the Company’s growth, and will enable us to attract, retain and motivate valued employees. The approval of the ESPP requires the vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote. Only FOR and WITHHOLD votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal 2.

Proposal 3 — Ratification of selection of Ernst & Young, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ended December 31, 2021

The ratification of the selection of Ernst & Young as our independent registered public accounting firm for Fiscal 2021, requires the vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote. Only FOR and WITHHOLD votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 3. There will be no broker non-votes on Proposal 3 because it is considered a “routine” matter on which your broker may use its discretion to vote your shares without your instructions.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank, trustee or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will act as inspector of elections and tabulate the votes at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for the 2022 Annual Meeting of Stockholders?

If you wish to submit proposals for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, we must receive them on or before December 30, 2021, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall require us to include in our proxy statement and proxy card for the 2022 Annual Meeting of Stockholders any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Exchange Act.

If you wish to nominate a director or submit a proposal for presentation at the 2022 Annual Meeting of Stockholders, without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Secretary at c/o Gemini Therapeutics, Inc., 300 One Kendall Square, 3rd Floor, Cambridge, MA 02139. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the 2022 Annual Meeting of Stockholders; provided, however, that in the event the 2022 Annual Meeting of Stockholders is first convened more than 30 days before or more 60 days after the one year anniversary date of the Annual Meeting, or if no Annual Meeting is held in 2021, notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the later of the ninetieth day prior to the scheduled date of the 2022 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of such meeting is first made. Your written notice must contain specific information required in Section 2 of our Amended and Restated Bylaws (“Bylaws”). For additional information about our director nomination requirements, please see our Bylaws.

How do I ask questions at the virtual Annual Meeting?

During the Annual Meeting, you may submit questions in the question box provided. We will respond to as many inquiries at the Annual Meeting as time allows.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please refer to the e-mail received the morning of the Annual Meeting. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

What else is expected to take place at the virtual Annual Meeting?

The main purpose of the virtual Annual Meeting is to conduct the business described in this Proxy Statement. As such, we intend to conduct the required business and then have a short question and answer period. We do not intend to make a formal presentation to stockholders. Since no presentation is planned, it is expected that the meeting will last only a few minutes.

Who should I contact if I have any additional questions?

If you are the stockholder of record for your shares, please contact Brian Piekos, at bpiekos@geminitherapeutics.com. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker, trustee or other nominee holder directly.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR

Our business affairs are managed under the direction of our Board. Our Board currently consists of eight (8) directors. Our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), provides for a classified Board consisting of three classes of directors, with members of each class serving staggered three-year terms. The members of the classes are currently divided as follows:

•	the Class I directors are Dr. Carl Gordon and Jean George;

•	the Class II directors are David Lubner, Dr. Tuyen Ong and Jason Rhodes; and

•	the Class III directors are Dr. Georges Gemayel, Dr. Jim Tananbaum and Jason Meyenburg.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Board has nominated Carl Gordon, Ph.D. for re-election as a Class I director at the Annual Meeting. The nominee is presently serving as a director and has consented to continue to serve as a director, if elected.

If the nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If, for any reason, this nominee proves unable or unwilling to stand for election or ceases to qualify to serve as director, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancy. The Board has no reason to believe that the nominee would prove unable to serve if elected.

As previously announced, Jean George, who is currently serving as a Class I director, is not standing for re-election. We thank Ms. George for her many years of service and contributions to the Company and our Board. As a result, following the date of the Annual Meeting, there will be one vacant seat on the Board. The Board intends to evaluate additional board candidates to further strengthen our Board and to increase diversity.

Our Certificate of Incorporation provides that at the Annual Meeting, directors will be elected to succeed those directors whose terms expire. Such elected directors shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Accordingly, the Class I director shall be elected by our stockholders, to serve until the 2024 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Commencing on this Annual Meeting and at each successive annual meeting of stockholders, each class will be elected to serve a staggered three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Nominee for Election as Class I Director

The following table identifies our director nominee and sets forth the principal occupation and business experience during the last five years and his age as of August 10, 2021:

Name	Age	Term Expires	Position(s) Held	Director Since
Dr. Carl Gordon	56	2021	Director	2016

Carl L. Gordon, Ph.D., CFA has served as a member of our Board since April 2016. Dr. Gordon is a founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm. Dr. Gordon currently serves on the boards of directors of Adicet Bio, Inc., Keros Therapeutics Inc., ORIC Pharmaceuticals Inc., Turning Point Therapeutics, Inc., and Prevail Therapeutics, Inc., as well as several private companies. Dr. Gordon previously served on the boards of directors of several biopharmaceutical companies, including Alector Inc., Arsanis, Inc. (which merged with X4 Pharmaceuticals, Inc.), Acceleron Pharma Inc., ARMO Biosciences, Inc., Intellia Therapeutics, Inc., Passage Bio Inc., Selecta Biosciences, Inc., and SpringWorks Therapeutics Inc. Dr. Gordon received a B.A. in chemistry from Harvard College, a Ph.D. in molecular biology from the Massachusetts Institute of Technology, and he was a Fellow at The Rockefeller University. We believe that Dr. Gordon is qualified to serve on our Board due to his scientific expertise, extensive business experience, and experience in venture capital and the life science industry.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominee has consented to serve as our director, if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board may designate.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CARL L. GORDON, PH.D. AS A CLASS I DIRECTOR, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD IN 2024.

Voting Agreement

Pursuant to the Voting Agreement by and among the Company, FS Development Holdings, LLC (“FS”), and certain stockholders of the Company, dated February 5, 2021 (the “Voting Agreement”), until the earlier of (i) the fifth (5th) anniversary of February 5, 2021 or (ii) the date on which FS owns less than 1,217,563 shares of Common Stock, at each annual or special meeting of stockholders of the Company, FS shall have the right to designate for election as a member of the Board, and the Board (including any committee thereof) shall nominate (and recommend for election and include such recommendation in a timely manner in any proxy statement or other applicable announcement to its stockholders), one individual to serve as a Class III Director. If FS ceases to be entitled to nominate any directors, then such directors shall be nominated by the Board and approved by the holders of the outstanding shares of Common Stock.

Directors Continuing in Office

The following table identifies our directors continuing in office and sets forth their principal occupation and business experience during the last five years and their ages as of August 10, 2021:

Name	Age	Term Expires	Position(s) Held	Director Since
Jason Meyenburg	44	2023	President, Chief Executive Officer, Director	2019

Georges Gemayel, Ph.D.	61	2023	Chair	2021

David Lubner	57	2022	Director	2020

Tuyen Ong, M.D., MRCOphth	46	2022	Director	2020

Jason Rhodes	52	2022	Director	2016

Jim Tananbaum, M.D.	58	2023	Director	2020

Jason Meyenburg. Jason Meyenburg has served as our Chief Executive Officer since September 2019. Previously, from March 2018 to September 2019, Mr. Meyenburg served as Chief Commercial Officer of Orchard Therapeutics plc, a publicly-traded biotechnology. Before that, Mr. Meyenburg served as the Chief Commercial Officer of Sucampo Pharmaceuticals, Inc. from April 2017 to March 2018. Prior to that, Mr. Meyenburg served as the Chief Commercial Officer of Vtesse, Inc., which became a wholly-owned subsidiary of Sucampo in April 2017, from December 2016 to April 2017. Additionally, from January 2003 to February 2016, Mr. Meyenburg held roles of increasing responsibility at Alexion Pharmaceuticals, Inc., a publicly-traded biotechnology company, including as the Senior Vice President of Commercial Operations for the Americas. Mr. Meyenburg holds an M.B.A. from Duke University and a B.S. in Biochemistry from University of Maryland. Our Board believes that Mr. Meyenburg is qualified to serve as a member of our Board because of his operational and historical expertise gained from serving as our President and Chief Executive Officer and his extensive professional and commercial experience in the life sciences industry.

Georges Gemayel, Ph.D. Dr. Georges Gemayel has served as Chair of the Board since May 2021. Dr. Gemayel has over 30 years of experience in the pharmaceutical industry, including management and executive positions in the U.S., Europe and the Middle East. Dr. Gemayel currently serves on the board of directors of Supernus Pharmaceuticals, Inc., and is the chair of the boards of Dynacure, OxThera AB, Enterome SA, and Orphazyme A/S. Previously, Dr. Gemayel served as Executive Chair of FoldRx Pharmaceuticals and of Syndexa Pharmaceuticals, as Chair of Dimension Therapeutics and Epitherapeutics and as Director of Prosensa, Raptor Pharmaceuticals, NPS Pharma, Momenta Pharmaceuticals and Adolor. From 2008 to 2009, Dr. Gemayel was President and Chief Executive Officer of Altus Pharmaceuticals Inc., a publicly traded pharmaceutical company. From 2003 to 2008, he was Executive Vice President at Genzyme Corporation where he was responsible for the company’s global therapeutics, transplant, renal and biosurgery businesses. From 1998 to 2003, he held progressively senior roles at Hoffmann La-Roche Ltd. and Roche Labs, most recently as Vice President, National Specialty Care, responsible for its U.S. business for dermatology, oncology, transplantation, hepatitis and HIV. Dr. Gemayel completed his doctorate in pharmacy at St. Joseph University in Beirut, Lebanon, and earned a Ph.D. in pharmacology at Paris-Sud University in Paris, France. Our Board has concluded that Dr. Gemayel possesses the expertise and extensive professional experience and knowledge that qualifies him to serve as our Chair of the Board.

David C. Lubner has been a member of our Board since April 2020. From January 2016, until its acquisition by UCB S.A. in April 2020, Mr. Lubner served as the Executive Vice President and Chief Financial Officer of Ra Pharmaceuticals, Inc., a publicly-traded biotechnology company. Before joining Ra Pharmaceuticals, Mr. Lubner served as Senior Vice President and Chief Financial Officer of Tetraphase Pharmaceuticals, Inc., from its inception in 2006 through 2015, as the Chief Financial Officer of PharMetrics Inc., a pharmacy and medical claims data informatics company, from 1999 until it was acquired by IMS Health in 2015 and as Vice President and Chief Financial Officer, from 1996 to 1999, of ProScript, Inc., a biotechnology company, where Velcade® (bortezomib), a therapy widely used for treatment of the blood cancer, multiple myeloma, was discovered. Mr. Lubner is also a member of the board of directors of Dyne Therapeutics, Inc., Vor Biopharma, Inc., and Point Biopharma, Inc. and several other private companies. Mr. Lubner previously served on the board of directors of Nightstar Therapeutics plc, (formerly Nasdaq: NITE), focused on the development of one-time retinal gene therapies for patients suffering from rare inherited retinal diseases, acquired by Biogen in June 2019 and Therapeutics Acquisition Corporation (d/b/a as Research Alliance Corp. I.), a blank check company focused on the healthcare industry. Mr. Lubner is a member of the American Institute of CPAs and a Certified Public Accountant in the Commonwealth of Massachusetts. Mr. Lubner received his B.S. in business administration from Northeastern University and M.S. in taxation from Bentley University. The Board believes that Mr. Lubner is qualified to serve on our Board based on his extensive senior executive experience and his biotechnology company board experience, including serving as chair of the Audit Committee.

Tuyen Ong, M.D., MRCOphth., has served as a member of our Board since August 2020. Dr. Ong is a board- certified ophthalmologist and biotechnology/pharmaceutical industry management executive. He currently serves as Chief Executive Officer of Ring Therapeutics. Prior to joining Ring Therapeutics, Dr. Ong served as Senior Vice President and Head of Biogen Ophthalmology Franchise at Biogen. Dr. Ong served as Chief Development Officer at Nightstar Therapeutics up until its acquisition by Biogen in June 2019. During which time he was involved with the company’s public listing on the Nasdaq, corporate and gene therapy strategy, investor and M&A activities. Dr. Ong brings over 20 years of clinical and drug development experience from both large pharma and biotech, working in the fields of ophthalmology, genetic and rare disease at PTC Therapeutics Inc., Bausch and Lomb Inc. (acquired by Valeant Pharmaceuticals International, Inc.), and Pfizer. Dr. Ong holds an M.D. from the University College London and an M.B.A. from New York University Stern School of Business. He is a member of the Royal College of Ophthalmologists and a Churchill Fellow. The Board believes that Dr. Ong is qualified to serve on our Board based on his extensive leadership and medical experience.

Jason Rhodes has been a member of our Board since April 2016. Since 2014, Mr. Rhodes has been a partner at Atlas Ventures, a venture capital firm. Mr. Rhodes also served as the founding President and Chief Executive Officer of Dyne Therapeutics, Inc. from December 2017 to November 2018. From 2010 to 2014, Mr. Rhodes was at Epizyme, Inc., a biotechnology company, where he most recently served as President and Chief Financial Officer. Prior to that, he led business development at Alnylam Pharmaceuticals, Inc. from 2007 to 2010. Mr. Rhodes currently serves as the chairman of the board of directors of Generation Bio Co., the chairman of the board of directors of Dyne Therapeutics, Inc., and as a member of the board of directors of Replimune Group, Inc. and several private companies, and previously served as a director at Bicycle Therapeutics, Inc. from 2016 to 2020. Mr. Rhodes earned a B.A. in history from Yale University and an M.B.A. from the Wharton School of the University of Pennsylvania. The Board believes that Mr. Rhodes is qualified to serve on our Board based on his extensive leadership experience, his biotechnology company board experience and his experience investing in life science companies.

Jim Tananbaum, M.D. has been a director since June 2020. Prior to the closing of the merger between FS Development Corp. (“FSDC”) and Gemini Therapeutics Inc., Dr. Tananbaum also served as the President and Chief Executive Officer of FSDC since June 2020. Dr. Tananbaum is also the chief executive officer of Foresite Capital, a U.S.-focused healthcare investment firm, which he founded in 2011. Prior to founding Foresite Capital, Dr. Tananbaum served as Co-Founder and Managing Director of Prospect Venture Partners L.P. II and III, healthcare venture partnerships, from 2000 to 2010. Dr. Tananbaum was also the Founder of GelTex, Inc. in 1991, an intestinal medicine pharmaceutical company acquired by Sanofi-Genzyme, and Theravance, Inc. in 1997 (now Theravance Biopharma, Inc., a diversified biopharmaceutical company focused on organ-selective medicines, and Innoviva, Inc., a respiratory-focused healthcare asset management company partnered with Glaxo Group Limited). Dr. Tananbaum received a B.S. and a B.S.E.E. from Yale University in Applied Math and Computer Science, and an M.D. and an M.B.A. from Harvard University. The Board believes that Dr. Tananbaum is qualified to serve on our Board based on his scientific, financial and strategic business development expertise gained as a physician, founder of two life science companies and venture capital investor focused on life science companies.

Directors Departing Office Following the Annual Meeting

Jean George’s term as director will expire at the Annual Meeting and she will not stand for re-election. Ms. George’s decision not to stand for re-election was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

Jean George has served as a member of our Board since April 2016. Since February 2002, she has been a Managing Director at Advanced Technology Ventures, a venture capital fund, where she currently serves as the East Coast lead partner for healthcare investments. Since March 2012, Ms. George has served as Managing Director at Lightstone Ventures, a venture capital firm. Ms. George currently serves as a member of the board of directors of two public companies, Calithera Biosciences and Cyteir Therapeutics. During the past five years, Ms. George served as a member of the board of directors of Zeltiq Aesthetics from 2005 to 2015, Catabasis Pharma from 2010 to 2018 and Acceleron Pharma from 2005 to 2020. Ms. George holds an M.B.A. from Simmons College Graduate School of Management and a B.S. in biology from the University of Maine.

PROPOSAL 2: APPROVAL OF THE COMPANY’S 2021 EMPLOYEE STOCK PURCHASE PLAN

General

On July 29, 2021, the Board adopted, subject to stockholder approval, the Gemini Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Based solely on the closing price of our Common Stock as reported by The NASDAQ Global Market on August 10, 2021, the maximum aggregate market value of the 4,310,403 shares of Common Stock that could potentially be issued under the ESPP (including the maximum number of shares that could be added to the ESPP pursuant to the annual increase described below) is approximately $17,327,820.

Purpose

We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of our Common Stock, which gives employees a stake in the Company’s growth, and will enable us to attract, retain and motivate valued employees.

Material Terms of the ESPP

The following is a brief summary of certain provisions of the ESPP. A copy of the ESPP is attached as Annex I to this proxy statement and is incorporated herein by reference. The following description of the ESPP does not purport to be complete and is qualified in its entirety by reference to Annex I. We note that the ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is our intention that the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, options will be granted pursuant to rules adopted by the compensation committee designed to achieve tax, securities laws or other objectives for eligible employees.

Shares Subject to the Plan. An aggregate of 430,551 shares will initially be reserved and available for issuance under the ESPP. The ESPP provides that the number of shares reserved and available for issuance will automatically increase on January 1, 2023 and each January 1 thereafter through January 1, 2031, by the least of (i) 1% of the outstanding number of shares of Common Stock on the immediately preceding December 31st, (ii) 430,551 shares of Common Stock, or (iii) such number of shares of Common Stock as determined by the administrator of the ESPP. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.

Plan Administration. The ESPP will be administered by the Company’s Board or its delegate (the “Administrator”), which will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.

Eligibility. All individuals classified as employees on the payroll records of the Company or its designated subsidiaries are eligible to participate in the ESPP so long as they are customarily employed by the Company or a designated subsidiary as of the first day of the applicable offering. No person who owns or holds, or as a result of participation in the ESPP would own or hold, Common Stock or options to purchase Common Stock, that together equal 5% or more of the total outstanding Common Stock is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase Common Stock having a value of more than $25,000 (determined using the fair market value of the Common Stock at the time such option is granted) in any calendar year.

Participation; Payroll Deductions. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay. As of August 10, 2021, there are approximately 43 employees who would be eligible to participate in the ESPP. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases.

Offering Periods. Unless otherwise determined by the Administrator, each offering of Common Stock under the ESPP will be for a period of six months, which we refer to as an “offering period.” The first offering period under the ESPP is expected to begin and end on the dates determined by the Administrator. Subsequent offerings under the ESPP will generally begin on the first business day occurring on or after each June 1 and December 1 and will end on the last business day occurring on or before the following May 31 and November 30, respectively. Shares are purchased on the last business day of each offering period, with that day being referred to as an “exercise date.” The Administrator may establish different offering periods or exercise dates under the ESPP.

Exercise Price. On the first day of an offering period, employees participating in that offering period will receive an option to purchase shares of our Common Stock. On the exercise date of each offering period, the employee is deemed to have exercised the option, at the exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (1) 85% the fair market value per share of our Common Stock on the first day of the offering period and (2) 85% of the fair market value per share of our Common Stock on the exercise date. The maximum value of Common Stock that may be issued to any employee under the ESPP in any offering period is $25,000 (valued as of the first day of the offering period) or such other lesser number of shares as determined by the Administrator from time to time.

Subject to certain limitations, the number of shares of our Common Stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an exercise date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Except as may be permitted by the Administrator in advance of an offering, a participant may not increase or decrease the amount of his or her payroll deductions during any offering period but may increase or decrease his or her payroll deduction with respect to the next offering period by filing a new enrollment form at least 15 business days before the first day of such offering period. A participant may withdraw from an offering period at any time without affecting his or her eligibility to participate in future offering periods. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. An employee’s withdrawal will be effective as of the business day following the employee’s delivery of written notice of withdrawal under the ESPP.

Term; Amendments and Termination. The ESPP will continue until terminated by the Board. The Board may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable.

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and us with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our Common Stock under the terms of the ESPP.

If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the Common Stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the Common Stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Vote Required

The affirmative vote of a majority of shares of Common Stock present virtually or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the ESPP.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE GEMINI THERAPEUTICS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2021

In accordance with its charter, the Audit Committee of our Board has appointed the firm of Ernst & Young, LLP (“Ernst & Young”), an independent registered public accounting firm, to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and our Board is asking stockholders (on a non-binding advisory basis) to ratify that appointment. We are not required to have the stockholders ratify the appointment of Ernst & Young as our independent registered public accounting firm. However, the Board believes that submitting the appointment of Ernst & Young to the stockholders for ratification is good corporate practice and governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the retention of Ernst & Young, but ultimately may decide to retain Ernst & Young as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Before selecting Ernst & Young, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance for Gemini Therapeutics Sub, Inc. (“Gemini Sub”), the Company’s wholly-owned subsidiary, in prior years, and the firm’s efficiency, integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Ernst & Young in all of these respects.

Withum Smith+Brown, P.C. (“Withum”) served as the independent registered public accounting firm for FSDC with respect to the audit of the 2020 Financial Statements. Withum was informed that it would be replaced by Ernst & Young as the Company’s independent registered public accounting firm following completion of its audit of the Company’s financial statements for the fiscal year ended December 31, 2020 and the consummation of the business combination between Gemini Sub and FSDC on February 5, 2021 (the “Business Combination”).

Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee approves all audit and pre-approves all non-audit services provided by our independent registered public accounting firm before it is engaged by us to render non-audit services. These services may include audit-related services, tax services and other services.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees paid by us to Withum for the fiscal year ended December 31, 2020. The fees do not include fees paid by Gemini Therapeutic, Inc. to Ernst & Young prior to the Business Combination or related to audits and reviews of consolidated financial statements and other historical information of Gemini Therapeutics included in the Company’s registration statements and proxy statement.

Fee Category	2020
Audit Fees(1)	$122,365
Audit-Related Fees(2)	—
Tax Fees(3)	—
All Other Fees(4)	—

Total Fees	$122,365

(1)

Audit Fees include fees for professional services rendered for professional services rendered for the audit of year-end financial statements, reviews of quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate audit fees are inclusive of required filings with the SEC for the period from June 25, 2020 (inception) through December 31, 2020, and of services rendered in connection with the Company’s initial public offering.

(2)

Audit-Related Fees include fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Withum was not paid any audit-related fees during the period from June 25, 2020 (inception) through December 31, 2020.

(3)

Tax Fees include fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. Withum was not paid any tax fees during the period from June 25, 2020 (inception) through December 31, 2020.

(4)	All Other Fees consist of fees billed for all other services. Withum was not paid any other fees during the period from June 25, 2020 (inception) through December 31, 2020.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of common stock who are present virtually or by proxy at a meeting at which a quorum is present is required (on a non-binding advisory basis) to ratify the appointment of Ernst & Young. Abstentions will have no effect on the results of this vote.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG, CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

We operate in accordance with a written charter adopted by our Board and reviewed annually by the Audit Committee. We are responsible for (1) overseeing the quality and integrity of Gemini Therapeutic Inc.’s accounting, auditing and financial reporting practices and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the Board. In accordance with the rules of the SEC and Nasdaq, the Audit Committee is composed entirely of members who are independent, as defined by the listing standards of the Nasdaq Stock Market (the “Listing Standards”) and the Gemini Therapeutic Inc.’s corporate governance guidelines. The Board has determined that David Lubner is an “audit committee financial expert” within the meaning of SEC regulations.

We believe that we fully discharged our oversight responsibilities as described in our charter, including with respect to the audit process. As previously described herein, subsequent to the end of the fiscal year ended December 31, 2020, the fiscal year to which our 2020 Annual Report on Form 10-K relates, FSDC consummated the Business Combination. FSDC’s audit committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 included in our 2020 Annual Report on Form 10-K (the “2020 Financial Statements”), with management and FSDC’s independent registered public accounting firm, Withum Smith+Brown, PC (“Withum”). Management has the responsibility for the preparation of those financial statements, and Withum has the responsibility for the audit of those statements. FSDC’s audit committee discussed with Withum the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 and the SEC. FSDC’s audit committee received the written disclosures and the letter from Withum pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB, concerning any relationships between Withum and FSDC (prior to the Business Combination) and the potential effects of any disclosed relationships on Withum’s independence, and discussed with Withum its independence. FSDC’s audit committee reviewed with Withum their audit plans, audit scope, identification of audit risks and their audit efforts, and discussed and reviewed the results of Withum’s examination of the 2020 Financial Statements both with and without management.

The Audit Committee considered any fees paid to Withum for the provision of non-audit related services and does not believe that these fees compromise Withum’s independence in performing the audit.

Based on these reviews and discussions with management and Withum, we approved the inclusion of the 2020 Financials in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

On February 5, 2021, we approved the engagement of Ernst & Young as the independent registered public accounting firm for the fiscal year ending December 31, 2021.

Audit Committee of the Board of Directors

David Lubner, Chair

Dr. Carl Gordon

Jason Rhodes

August 17, 2021

CORPORATE GOVERNANCE

Board Composition and Leadership Structure

As of August 10, 2021, the Board is comprised of eight members. The Board has a flexible policy with respect to the combination or separation of the offices of Chair of the Board and Chief Executive Officer. Currently, Dr. Georges Gemayel serves as our independent Chair, and Jason Meyenburg serves as our Chief Executive Officer. The Board believes that by having separate roles, the Chief Executive Officer is able to focus on the day-to-day business and affairs of the Company and the Chair is able to focus on key strategic issues, board leadership and communication. While the Board believes this leadership structure is currently in the best interests of the Company and its stockholders, the Board also recognizes that future circumstances could lead it to combine these roles.

Director Independence

Current Nasdaq listing guidelines require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Board has determined that each individual who serves on the Board, other than Mr. Meyenburg and Dr. Tananbaum, qualifies as an independent director under the Listing Standards. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence.

Board Meetings and Attendance

The board of directors of FSDC, prior to the Business Combination, held two meetings, including actions by written consent, during the fiscal year ended December 31, 2020. Each of FSDC’s then-incumbent directors attended 100% of the meetings of FSDC’s board of directors and the committees of FSDC’s board of directors on which he or she served during the fiscal year ended December 31, 2020 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).

Director Attendance at Annual Meeting of Stockholders

We have no policy regarding attendance of our directors at the Annual Meeting.

Board Committees

The Board has the authority to appoint committees to perform certain management and administration functions. Prior to the Business Combination, FSDC’s board of directors maintained two standing committees: an audit committee and a compensation committee. In connection with the consummation of the Business Combination and the contemporaneous disbanding of these committees, our Board formed and constituted our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for each of these committees are available on Gemini’s website at www.geminitherapeutics.com. Information contained on or accessible through Gemini’s website is not a part of this prospectus, and the inclusion of such website address in this prospectus is an inactive textual reference only.

As of August 10, 2021, the membership of each committee of our Board is as follows:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Georges Gemayel, Ph.D.		x	x
Jean George		x	x (Chair)
Carl L. Gordon, Ph.D.	x
David Lubner*	x (Chair)
Tuyen Ong, M.D., MRCOphth		x (Chair)
Jason Rhodes	x		x
Jim Tananbaum, M.D.		x	x

*	Financial Expert

Below is a description of each committee of the Board.

Audit Committee

David Lubner, Dr. Carl Gordon and Jason Rhodes serve on our Audit Committee, which is chaired by Mr. Lubner. The Board has determined each member of the Audit Committee is independent under the Listing Standards, and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that David Lubner is an “audit committee financial expert” within the meaning of SEC regulations. The Board has also determined that each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of the Nasdaq Stock Market. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm.

Specific responsibilities of our Audit Committee include:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit Gemini’s financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	discussing and reviewing the scope and results of the audit with the independent registered public accounting firm and management members responsible for preparing our financial statements;

•

reviewing and discussing with management and the independent accountants, our interim and year-end operating results and related disclosures as well as all critical accounting policies and practices used by the Company and any significant financial reporting issues that have arisen in connection with preparation of such results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing policies on risk assessment and risk management;

•	reviewing related party transactions for potential conflict of interests;

•

coordinating the oversight and reviewing the adequacy of our internal control over financial reporting, including obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes Gemini’s internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

During the fiscal year ended December 31, 2020, FSDC’s audit committee met one time. The report of our Audit Committee is included in this proxy statement under “Report of the Audit Committee.”

Compensation Committee

Jean George, Dr. Tuyen Ong, Dr. Georges Gemayel, and Dr. Jim Tananbaum serve on our Compensation Committee, which is chaired by Dr. Ong. The Board has determined each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined each member of the Compensation Committee, other than Dr. Tananbaum, is independent under the Listing Standards. The Listing Standards provide that, under limited and exceptional circumstances, a director who is not a current officer or employee (or a family member of an officer or employee) of our Company, but who does not otherwise meet the independence criteria, (i) may serve as a member of compensation committee if such membership is in the best interests of our company and our shareholders and (ii) such member does not serve longer than two years. The Board has elected to rely on this limited exception in appointing Dr. Tananbaum as a member of the Compensation Committee. In making this election, the Board considered Dr. Tananbaum’s extensive experience in the life sciences industry and the marketplace for life science executives. The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate.

Specific responsibilities of the Compensation Committee include:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our stock and equity incentive plans;

•	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•

reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

•	reviewing and establishing general policies relating to compensation and benefits of our employees; and

•	reviewing our overall compensation philosophy.

During the fiscal year ended December 31, 2020, FSDC’s compensation committee did not hold any meetings.

Nominating and Corporate Governance Committee

Jean George, Dr. Georges Gemayel, Jason Rhodes and Dr. Jim Tananbaum serve on the Nominating and Corporate Governance Committee, which is chaired by Ms. George. The Board has determined each member of the Nominating and Corporate Governance Committee, other than Dr. Tananbaum, is independent under the Listing Standards. The Listing Standards provide that, under limited and exceptional circumstances, a director who is not a current officer or employee (or a family member of an officer or employee) of our company, but who does not otherwise meet the independence criteria, (i) may serve as a member of nominating and corporate governance committee if such membership is in the best interests of our company and our stockholders and (ii) such member does not serve longer than two years. The Board has elected to rely on this limited exception in appointing Dr. Tananbaum as a member of the Nominating and Corporate Governance Committee. In making this election, the Board considered Dr. Tananbaum’s extensive experience in the life sciences industry and in serving on the board of directors of numerous organizations.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•	developing and recommending to our Board criteria for board and committee membership;

•	establishing procedures for identifying and evaluating Board candidates, including nominees recommend by stockholders;

•	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board;

•	evaluating the performance of our Board and of individual directors;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans; and

•	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Prior to the Business Combination, FSDC did not have a nominating and corporate governance committee.

The Board’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our Company’s corporate governance policies and systems in light of the governance risks that our Company faces and the adequacy of our Company’s policies and procedures designed to address such risks. Our Compensation Committee assesses and monitor whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our Company.

Director Nominations

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of our Board, and recommending to our Board, such persons to be nominated for election as directors, except where we are legally required by contract, law, or otherwise to provide third parties with the right to nominate.

The Nominating and Corporate Governance Committee’s process to identify and evaluate director candidates includes requests to board members and others for recommendations, engaging third party search firms, meetings from time to time to evaluate skills and other biographical materials of potential candidates, and interviews members of the committee, management team members, and our Board. In identifying, assessing and evaluating potential director candidates, the committee will consider and evaluate a wide range of factors, including biographical information, educational background, diversity of professional experience, knowledge of the Company’s business, integrity, professional reputation, independence, wisdom, specific skills that may be helpful to the Company, and the ability to represent the best interests of the Company’s stockholders. Furthermore, qualifications, qualities, and skills that the committee generally believes that are important for all Board members to possess include a long-term reputation for high ethical and moral standards, high accomplishment in such candidate’s field, sufficient time and availability to devote to the affairs of the Company, and skills that are complementary to those of the existing Board. The Nominating and Corporate Governance Committee believes that the personal backgrounds and professional qualifications of our directors, considered as a group, should provide a diverse mix of experience, knowledge, and abilities that will allow our Board to promote the Company’s strategic objectives and fulfill its responsibilities to its stockholders.

The Board will consider director candidates recommended for nomination by the Company’s shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of shareholders). The Company’s stockholders that wish to nominate a director for election to the Board followed the procedures set forth in the Company’s Bylaws.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Jean George, Dr. Tuyen Ong, and Dr. Jim Tananbaum. Other than Dr. Tananbaum, no member of the Compensation Committee has ever been an officer or employee of the Company or had any other relationship requiring disclosure herein. Prior to the closing of the Business Combination, Dr. Tananbaum served as the President and Chief Executive Officer of FSDC from June 2020 until such closing. None of our current executive officers serves, or has served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Code of Business Conduct and Ethics

Gemini has adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including those officers responsible for financial reporting, in accordance with the rules of Nasdaq and the SEC. The Code of Business Conduct and Ethics is available on Gemini’s website at www.geminitherapeutics.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. Gemini intends to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

Insider Trading, Prohibition Against Pledging, and Anti-Hedging Policies

Our insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors, employees and certain designated consultants and contractors.

Stockholder Communications with Our Board

The Board has adopted a formal process by which stockholders may communicate with the Board or any individual director by sending correspondence to c/o Gemini Therapeutics, Inc., 300 One Kendall Square, 3rd Floor, Cambridge, MA 02139, Attn: Brian Piekos.

Each communication must set forth:

•	the name and address of the stockholder on whose behalf the communication is sent;

•	the number of shares of Common Stock that are owned beneficially by such stockholder as of the date of the communication; and

•	the reason for the communication, any request being made and rationale supporting such request.

Each communication will be reviewed to determine whether it is appropriate for presentation to the Board or such individual director to which the communication is addressed. Examples of inappropriate communications include advertisements, solicitations, hostile communications or communications that do not relate to appropriate company business.

Communications determined to be appropriate for presentation to the Board or such individual director will be submitted prior to the next meeting of the Board.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation Overview

Historically, our executive compensation program has reflected our growth and development-oriented corporate culture. To date, the compensation of our Chief Executive Officer and President and our other executive officers identified in the 2020 Summary Compensation Table below, who we refer to as the named executive officers, has consisted of a combination of base salary, bonuses and long-term incentive compensation in the form of restricted stock awards and stock options. Our named executive officers who are full-time employees, like all other full-time employees, are eligible to participate in our retirement and health and welfare benefit plans. Going forward and in light of becoming a publicly traded company as a result of the Business Combination, we intend to continue to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances merit. At a minimum, we expect to review executive compensation annually with input from a compensation consultant. As part of this review process, we expect the Board and the Compensation Committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive with our peers. In connection with our executive compensation program, we will also review whether we are meeting our retention objectives and the potential cost of replacing a key employee.

2020 Summary Compensation Table

The Company’s named executive officers for the year ended December 31, 2020 are Jason Meyenburg, our President and Chief Executive Officer, Dr. Scott Lauder, our Chief Technology Officer, and Dr. Marc Uknis, our former Chief Medical Officer. The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jason Meyenburg Chief Executive Officer and President	2020	437,800	42,500	1,541,002	—	49,992	(3)	2,071,294
Dr. Marc Uknis Chief Medical Officer (5)	2020	328,542	—	1,225,039	—	3,144	(4)	1,556,725
Dr. Scott Lauder Chief Technology Officer	2020	355,000	117,800	136,517	—	7,500	(4)	616,817

(1)	The amounts reported in this column represent annual cash bonus payments made to our named executive officers in March 2020 for performance in 2019.
(2)

The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options awarded during 2020 computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 10 to our financial statements included in Item 9.01 of our Current Report on Form 8-K dated February 5, 2021 regarding assumptions underlying the valuation of equity awards.

(3)

Consists of payment for a living expense allowance of $4,166 per month to facilitate Mr. Meyenburg’s relocation to Cambridge, Massachusetts pursuant to the terms of his offer letter agreement with the Company.

(4)	Represents the Company’s portion of the executive’s 401(k) plan contribution.
(5)

Dr, Uknis’ employment with the Company commenced in March 2020 and, effective as of April 11, 2021, Dr. Uknis departed as the Chief Medical Officer and Samuel Barone, M.D. was appointed to serve as his successor.

Narrative to the Summary Compensation Table

Base salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our Compensation Committee taking into account each individual’s role, responsibilities, skills, and experience. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the year ended December 31, 2020, the annual base salary for each of Mr. Meyenburg, Dr. Uknis and Dr. Lauder was $437,800, $415,000 and $355,000, respectively.

Bonuses

We pay cash bonuses to reward our executives for their performance over the fiscal year, based on goals established by our Board or Compensation Committee. Annual performance bonus awards are determined based on the achievement of certain predetermined annual corporate and individual performance milestones. For the year ended December 31, 2020, the target bonus for Mr. Meyenburg was equal to 40% percent of his base salary (100% based on achievement of annual corporate milestones) and the target bonus for each of Dr. Uknis and Dr. Lauder was equal to 35% of the executive’s base salary (in each case, 80% based on achievement of annual corporate milestones and 20% based on achievement of individual performance milestones). For fiscal year 2020, 90% of the Company’s corporate milestones related to research and development targets and 10% related to financing and organizational targets. Following review and determination of corporate and individual performance for 2020, the Board determined, upon recommendation from the Compensation Committee, that Mr. Meyenburg’s annual bonus was earned at 115% of his target bonus, Dr. Lauder’s annual bonus was earned at 114% of his target bonus, and Dr. Uknis’s annual bonus was earned at 92% of his target bonus.

Equity compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. During the year ended December 31, 2020, we granted options to purchase shares of our Common Stock to Mr. Meyenburg, Dr. Uknis and Dr. Lauder, as described in more detail in the “Outstanding Equity Awards at 2020 Fiscal Year-End” table below.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2020. Unless otherwise noted, all equity awards set forth in the table below were granted under our 2017 Stock Option and Grant Plan, as amended (the “2017 Plan”).

	Option awards						Stock awards
							Number of
			Number of				shares
			securities	Number of			or units of		Market value of
			underlying	securities	Option		stock that		shares or units of
	Vesting		unexercised	underlying	exercise	Option	have not		stock that have
	commencement		options (#)	unexercised options	price	expiration	vested		not vested
Name	date		exercisable	(#) unexercisable	($)	date	(#)		($)(1)
Jason Meyenburg	9/23/2019	(2)	840,698	1,849,541	0.47	11/12/2029	—		—
	3/11/2020	(2)	—	595,700	0.55	3/11/2030	—		—
	10/16/2020	(2)	—	1,178,043	1.66	10/16/2030	—		—
Dr. Marc Uknis	3/16/2020	(2)	—	1,093,980	1.66	10/16/2030	—		—
Dr. Scott Lauder	11/5/2017	(3)	235,206	78,400	0.28	8/28/2028	—		—
	3/11/2020	(2)	—	75,000	0.55	3/11/2030
	10/16/2020	(2)	—	96,971	1.66	10/16/2030
	—		—	—	—	—	46,250	(4)	76,775

(1)	Based on the fair market value of our Common Stock as of December 31, 2020 of $1.66 as determined by the Board, after consideration of relevant factors, including third-party valuation report.

(2)

The shares underlying this stock option vest over four years with 25% of the shares vesting on the first anniversary of the vesting commencement date, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to the executive’s continued service. In the event that the executive’s employment is terminated without Cause or he resigns for Good Reason (as each such term is defined in the 2017 Plan) within 12 months following a Sale Event (as such term is defined in the 2017 Plan), the vesting of this stock option will fully accelerate.

(3)

The shares underlying this stock option vest in 16 equal quarterly installments over the four years following vesting commencement date, subject to Dr. Lauder’s continued service. This stock option will vest in full upon a Sale Event (as such term is defined in the 2017 Plan).

(4)

Represents a restricted stock award granted on October 26, 2016 for a total of 480,000 shares under our 2015 Employee, Director and Consultant Stock Option Plan. The remaining unvested shares vested in two quarterly installments of 23,125 shares through May 16, 2021.

Employee Benefit Plans

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax advantaged basis.

Employment Arrangements and Severance Agreements with our Named Executive Officers

In connection with the Business Combination, we entered into new employment agreements with each of our named executive officers, the material terms of which summarized below.

Jason Meyenburg

We entered into an employment agreement with Mr. Meyenburg on January 21, 2021, which became effective as of February 5, 2021 (the “Meyenburg Employment Agreement”) and replaced Mr. Meyenburg’s earlier employment agreement. Pursuant to the Meyenburg Employment Agreement, we employ Mr. Meyenburg as our President and Chief Executive Officer. The Meyenburg Employment Agreement also provides for Mr. Meyenburg to serve as a member of our Board for as long as he is employed as our Chief Executive Officer. The employment of Mr. Meyenburg is “at will” and the Meyenburg Employment Agreement endures until terminated by either party.

Mr. Meyenburg’s current annual base salary is $515,000, which is subject to periodic review and adjustment. Pursuant to the Meyenburg Employment Agreement, Mr. Meyenburg is eligible to receive an annual incentive bonus targeted 50% of his annual base salary. The actual amount of the bonus is determined by the Board or the Compensation Committee based on its assessment of the performance of Mr. Meyenburg and that of the Company against pre-established goals determined by our Board or Compensation Committee. Mr. Meyenburg is entitled to a living expense allowance of $4,166 per month and is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

In addition, in the event Mr. Meyenburg’s employment is terminated without Cause or he resigns for Good Reason (as each such term is defined in the Meyenburg Employment Agreement), subject to his execution and non- revocation of a separation agreement, including a general release of claims in our favor (and, in the Company’s sole discretion, a one-year post-employment noncompetition agreement) (a “Separation Agreement and Release”), Mr. Meyenburg is entitled to the following severance payments and benefits: (a) continuation of his then-current Base Salary (as such term is defined in the Meyenburg Employment Agreement) for 12 months; (b) a pro rata portion of his Target Bonus (as such term is defined in the Meyenburg Employment Agreement); and (c) if Mr. Meyenburg elects to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earliest of: (i) the 12-month anniversary of the date of termination, (ii) the date Mr. Meyenburg becomes eligible for health insurance through another employer, or (iii) the cessation of Mr. Meyenburg’s continuation rights under COBRA.

In lieu of the payments and benefits described above, in the event Mr. Meyenburg’s employment is terminated without Cause or he resigns for Good Reason, in either event within the 12-month period immediately following a Change in Control (as such term is defined in the Meyenburg Employment Agreement), subject to his execution and non-revocation of a Separation Agreement and Release, Mr. Meyenburg is entitled to (a) a lump sum in cash equal to one and half times the sum of (i) Mr. Meyenburg’s then current Base Salary (or his Base Salary in effect immediately prior to the Change in Control, if higher) plus (ii) Mr. Meyenburg’s Target Bonus for the then-current year; (b) full accelerated vesting of any then-outstanding equity awards as of the later of (i) the date of termination or (ii) the effective date of the Separation Agreement and Release; and (c) if Mr. Meyenburg elects to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earliest of: (i) the 18-month anniversary of the date of termination, (ii) the date Mr. Meyenburg becomes eligible for health insurance through another employer, or (iii) the cessation of Mr. Meyenburg’s continuation rights under COBRA.

In the event that Mr. Meyenburg is entitled to any payments pursuant to his Employee Confidentiality, Assignment and Noncompetition Agreement with us, cash severance amounts payable to him pursuant to the Meyenburg Employment Agreement will be reduced by the amount that Mr. Meyenburg is paid in the same calendar year pursuant to the Employee Confidentiality, Assignment and Noncompetition Agreement. Severance payments under the Meyenburg Employment Agreement shall cease in the event that Mr. Meyenburg breaches his obligations under the Employee Confidentiality, Assignment and Noncompetition Agreement.

Mr. Meyenburg has also agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during his employment and for 12 months following termination of his employment.

Mark Uknis

We entered into an employment agreement with Dr. Uknis dated December 24, 2020, which became effective as of February 5, 2021 (the “Uknis Employment Agreement”), and replaced Dr. Uknis’ earlier employment agreement. Pursuant to the Uknis Employment Agreement, Dr. Uknis served as our Chief Medical Officer. Effective as of April 11, 2021, Dr. Uknis departed as the Chief Medical Officer of the Company and received severance benefits consistent with those described below and further detailed in the Uknis Employment Agreement.

Dr. Uknis’s annual base salary prior to his termination was $415,000, which was subject to periodic review and adjustment. Under the terms of the Uknis Employment Agreement, Dr. Uknis was eligible to receive an annual incentive bonus targeted at 40% of his annual base salary. Dr. Uknis was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

In the event Dr. Uknis’s employment was terminated without Cause or he resigned for Good Reason (as each such term is defined in the Uknis Employment Agreement), subject to his execution and non-revocation of a Separation Agreement and Release, Dr. Uknis was entitled to the following: (a) continuation of Base Salary (as such term is defined in the Uknis Employment Agreement) for nine months, (b) a pro rata portion of his Target Bonus (as such term is defined in the Uknis Employment Agreement); and (c) if Dr. Uknis elected to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earlier of: (i) the nine-month anniversary of the date of termination, (ii) the date Dr. Uknis becomes eligible for health insurance through another employer, or (iii) the cessation of Dr. Uknis’s continuation rights under COBRA.

In lieu of the payments and benefits described above, in the event Dr. Uknis’s employment was terminated without Cause or he resigned for Good Reason, in either event within the 12 month period immediately following a Change in Control (as such term is defined in the Uknis Employment Agreement), subject to his execution and non- revocation of a Separation Agreement and Release, Dr. Uknis was entitled to (a) a lump sum in cash equal to one times the sum of (i) Dr. Uknis’s then current Base Salary plus (ii) Dr. Uknis’s Target Bonus for the then-current year; (b) full accelerated vesting of any then-outstanding equity awards as of the later of (i) the date of termination or (ii) the effective date of the Separation Agreement and Release; and (c) if Dr. Uknis elected to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earliest of: (i) the 12-month anniversary of the date of termination, (ii) the date Dr. Uknis becomes eligible for health insurance through another employer, or (iii) the cessation of Dr. Uknis’s continuation rights under COBRA.

In the event that Dr. Uknis is entitled to any payments pursuant to his Employee Confidentiality, Assignment and Noncompetition Agreement with us, cash severance amounts payable to him pursuant to the Uknis Employment Agreement will be reduced by the amount that Dr. Uknis is paid in the same calendar year pursuant to the Employee Confidentiality, Assignment and Noncompetition Agreement. Severance payments under the Uknis Employment Agreement shall cease in the event that Dr. Uknis breaches his obligations under the Employee Confidentiality, Assignment and Noncompetition Agreement.

Dr. Uknis agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during his employment and for twelve months following termination of his employment.

Scott Lauder, Ph.D.

We entered into an employment agreement with Dr. Lauder dated January 22, 2021, which became effective as of February 5, 2021 (the “Lauder Employment Agreement”), and replaces Dr. Lauder’s prior employment agreement. Pursuant to the Lauder Employment Agreement, Dr. Lauder serves as our Chief Technology Officer. The employment of Dr. Lauder is “at will” and the Lauder Employment Agreement endures until terminated by either party.

Dr. Lauder’s current annual base salary is $411,650, which is subject to periodic review and adjustment. Under the terms of the Lauder Employment Agreement, Dr. Lauder is eligible to receive an annual bonus targeted at 40% of his annual base salary. Dr Lauder is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

In the event Dr. Lauder’s employment is terminated without Cause or he resigns for Good Reason (as each such term is defined in Lauder Employment Agreement), subject to his execution and non-revocation of a Separation Agreement and Release, Dr. Lauder is entitled to the following: (a) continuation of his then-current Base Salary (as defined in the Lauder Employment Agreement) for nine months, (b) a pro rata portion of his Target Bonus (as such term is defined in the Lauder Employment Agreement); and (c) if Dr. Lauder elects to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earlier of: (i) the 12-month anniversary of the date of termination, (ii) the date Dr. Lauder becomes eligible for health insurance through another employer, or (iii) the cessation of Dr. Lauder’s continuation rights under COBRA.

In lieu of the payments and benefits described above, in the event Dr. Lauder’s employment is terminated without Cause or he resigns for Good Reason, in either event within the 12-month period immediately following a Change in Control (as such term is defined in the Lauder Employment Agreement), subject to his execution and non-revocation of a Separation Agreement and Release, Dr. Lauder is entitled to (a) a lump sum in cash equal to one times the sum of (i) Dr. Lauder’s then-current Base Salary plus (ii) Dr. Lauder’s Target Bonus for the then-current year; (b) full accelerated vesting of any then-outstanding equity awards as of the later of (i) the date of termination or (ii) the effective date of the Separation Agreement and Release; and (c) if Dr. Lauder elects to continue his health benefits through COBRA, monthly COBRA premiums paid by us until the earliest of: (i) the 12-month anniversary of the date of termination, (ii) the date Dr. Lauder becomes eligible for health insurance through another employer, or (iii) the cessation of Dr. Lauder’s continuation rights under COBRA.

In the event that Dr. Lauder is entitled to any payments pursuant to his Employee Confidentiality, Assignment and Noncompetition Agreement with us, cash severance amounts payable to him pursuant to the Lauder Employment Agreement will be reduced by the amount that Dr. Lauder is paid in the same calendar year pursuant to the Employee Confidentiality, Assignment and Noncompetition Agreement. Severance payments under the Lauder Employment Agreement shall cease in the event that Dr. Lauder breaches his obligations under the Employee Confidentiality, Assignment and Noncompetition Agreement.

Dr. Lauder has agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during his employment and for twelve months following termination of his employment.

Director Compensation

The following table presents the total compensation for each person (i) who served as a non-employee member of our Board during 2020, (ii) who continued to serve as a director of the Company following the closing of the Business Combination, and (iii) received compensation for such service during the fiscal year ended December 31, 2020. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards to, or pay any other compensation to any of the non-employee members of our Board. Directors who serve as employees receive no additional compensation for their service as directors. Accordingly, Jason Meyenburg, our President and Chief Executive Officer, did not receive any compensation for his service as a member of our Board during 2020. Mr. Meyenburg’s compensation for service as an employee for fiscal year 2020 is presented in the “2020 Summary Compensation Table” above.

2020 Director Compensation Table

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)
David Lubner	24,375	258,619	282,994
Dr. Tuyen Ong	11,358	258,619	269,977

(1)

The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 10 to the Company’s financial statements included in Item 9.01 of our Current Report on Form 8-K dated February 5, 2021 regarding assumptions underlying the valuation of equity awards.

Non-Employee Director Compensation Policy

In connection with the Business Combination, our Board adopted a non-employee director compensation policy, which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Employee directors do not receive additional compensation for their services as directors. Each director who is not an employee is paid cash compensation as set forth below for serving on the Board, with such compensation paid on a quarterly basis in arrears:

Annual Retainer
Board of Directors	$35,000
Board of Directors Chair	$65,000
Audit Committee Chair	$15,000
Audit Committee Member	$7,500
Compensation Committee Chair	$10,000
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Chair	$8,000

In addition, each non-employee elected or appointed to the Board following the closing of the Business Combination is granted a one-time stock option award to purchase a number of shares of Common Stock equal to 0.08% of the total shares outstanding on the date of such director’s election or appointment to the Board, which vests in equal monthly installments over three years, subject to continued service through such vesting dates. On the date of each annual meeting of stockholders of our Company, each non-employee director will be granted an annual stock option award to purchase a number of shares of Common Stock equal to 0.04% of the total shares outstanding, which vests in full of the earlier to occur of the first anniversary of the date of grant or the next annual meeting, subject to continued service as a director through such vesting date.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily because its compensation programs are designed to create a greater focus on long-term value creation while balancing the need to meet shorter-term goals. The framework and goals of its annual performance-based incentive plan are consistent for all employees. Further all compensation decisions for our officers are approved by the Compensation Committee, while the chief executive officer’s compensation requires further approval by its Board.

In addition, the Compensation Committee is responsible for reviewing and approving the design, goals and payouts under our annual bonus plan and equity incentive program for our named executive officers. The Compensation Committee directly engages an independent compensation consultant who advises on market competitive and best practices, as well as any potential risks related to its compensation programs. This includes pay mix, compensation vehicles, pay for performance alignment, performance measures and goals, payout maximums, vesting periods and compensation committee oversight and independence. Based on all the factors mentioned, we believe our compensation policies, programs and practices do not create risks that are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Parties

We have a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Our policy requires us to avoid, wherever possible, all Related Person Transactions (as defined below) that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee).

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s officers or directors;

•	any person who is known by the Company to be the beneficial owner of more than five percent (5%) of its voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

The Audit Committee of the Board has the responsibility for reviewing and approving any related person transactions. In reviewing any related person transaction, the Audit Committee will take into account, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to the Company than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the related person transaction. We will not enter into any such transaction unless the Audit Committee and a majority of our disinterested “ independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Certain Related-Party Transactions

Below are our related party transactions since January 1, 2020, to which we have been a party, other than compensation, termination, change in control and other arrangements, which are described in the sections titled “Executive Officer and Director Compensation.”

Registration Rights Agreement

We are a party to a Registration Rights Agreement pursuant to which, among other things, certain holders of our capital stock, including certain investors of FSDC (the “FSDC Investors”), certain entities affiliated with Atlas Ventures, entities affiliated with Lightstone Ventures, OrbiMed Private Investments VI, LP, and Wu Capital Investment LLC (collectively, the “Major Gemini Investors” and together with the FSDC Investors, the “Investors”) are granted certain registration rights with respect to Registrable Securities (as defined in the Registration Rights Agreement) held by them, subject to certain conditions and limitations.

In particular, the Registration Rights Agreement provides for the following registration rights:

•

Demand registration rights. At any time after February 5, 2021, and following the expiration of any lock- up to which an Investor may be subject, the Company will be required, upon the written request of either (i) FSDC Investors holding a majority of the Registrable Securities held by all FSDC Investors or (ii) Major Gemini Investors holding a majority of the Registrable Securities held by all Major Gemini Investors, to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) on Form S- 1 or any similar long-form registration statement or, if then available, on Form S-3, and use reasonable best efforts to effect the registration of all or part of their registrable securities requested to be included in such registration by the Investors.

•

Shelf registration rights. The Company was required, to file a shelf registration statement pursuant to Rule 415 of Securities Act, which was filed on February 17, 2021 and became effective on April 28, 2021. At any time the Company has an effective shelf registration statement, if the Company shall receive a request from Investors holding registrable securities with an estimated market value of at least $5,000,000, to effect an underwritten shelf takedown, the Company shall use its reasonable best efforts to as expeditiously as possible to effect the underwritten shelf takedown.

•

Limits on demand registration rights and shelf registration rights. Gemini shall not be obligated to effect: (a)    more than one (1) demand registration or underwritten shelf takedown during any six-month period; (b) any demand registration at any time there is an effective resale shelf registration statement on file with the SEC; (c) more than two underwritten demand registrations in respect of all registrable securities held by the FSDC Investors, including those made under a shelf registration statement, or (d) more than two underwritten demand registrations in respect of all registrable securities held by the Major Gemini Investors, including those made under a shelf registration statement.

•

Piggyback registration rights. At any time after the first anniversary of the Closing Date, if Gemini proposes to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for its own account or for the account of any other person, subject to certain exceptions, the Investors are entitled to include their registrable securities in such registration statement, subject to customary cut-back rights.

•

Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by the Company and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Registration Rights Agreement contains customary cross-indemnification provisions, under which the Company is obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to the Company, and holders of registrable securities are obligated to indemnify the Company for material misstatements or omissions attributable to them.

•

Registrable securities. Securities of the Company shall cease to be registrable securities upon the earlier of (i) tenth anniversary of February 5, 2021 and (ii) the date as of which (1) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (2) such securities shall have been transferred pursuant to Rule 144 of the Securities Act, or with respect to any Investor, securities of such Investor shall cease to be registrable securities, on the earlier of (x) the date such Investor ceases to hold at least 1% of the registrable securities or (y) if such Investor is an individual and such Investor is a director or an executive officer of the Company or FSDC as of immediately prior to the consummation of the Business Combination, the date when such Investor is permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale.

•

Lockup. Under the Registration Rights Agreement, each Investor was required to enter into a customary lockup agreement restricting such investor from transferring any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock for one hundred eighty (180) days following February 5, 2021, which restriction expired August 4, 2021. The foregoing notwithstanding, each executive officer and director of the Company was permitted to establish a plan to acquire and sell shares of Common Stock pursuant to Rule 10b5-1 under the Exchange Act; provided, however, no sale of shares under any such plan shall be made prior to the expiration of the one hundred eighty (180) day lock-up period on August 4, 2021.

Voting Agreement

The Company is a party to the Voting Agreement, pursuant to which certain stockholders of the Company agree to vote all voting securities of the Company that it owns from time to time and that it may vote in accordance with the provisions of the Voting Agreement, whether at a regular or special meeting of stockholders. Pursuant to the Voting Agreement, until the earlier of (i) the fifth (5th) anniversary of February 5, 2021 or (ii) the date on which FS owns less than 1,217,563 shares of Common Stock, at each annual or special meeting of stockholders of the Company, FS shall have the right to designate for election as a member of the Board, and the Board (including any committee thereof) shall nominate (and recommend for election and include such recommendation in a timely manner in any proxy statement or other applicable announcement to its stockholders), one individual to serve as a Class III Director. If FS ceases to be entitled to nominate any directors, then such directors shall be nominated by the Board and approved by the holders of the outstanding shares of Common Stock.

All directors elected pursuant to the terms of the Voting Agreement shall be removed from the Board only upon the vote or written consent of the voting party that is entitled to nominate, appoint or elect such director. Upon any decrease in the rights of any such voting party to nominate, appoint or elect any director, the applicable voting party shall promptly cause the removal or resignation of an applicable directors if requested by the Board. Upon any individual elected to serve as a director pursuant to the Voting Agreement ceasing to be a member of the Board, whether by death, resignation or removal or otherwise, only the voting party that was entitled to nominate, appoint or elect such individual shall have the right to fill any resulting vacancy in the Board; provided that such voting party still has the right to nominate, appoint or elect the applicable director.

Certain Relationships and Related Person Transactions – FS Development Corp.

On June 30, 2020, FS purchased an aggregate of 2,875,000 shares (the “Founder Shares”) of FSDC’s Class B Common Stock, par value $0.0001 per share (the “Class B Shares”) for a total purchase price of $25,000, or approximately $0.009 per share. In July 2020, FS transferred 30,000 Class B Shares to each of Robert Carey, Dan Dubin and Deepa Pakianathan. On August 11, 2020, FSDC effected a 1:1.05 stock split of FSDC Class B Common Stock, resulting in FS holding 2,928,750 Class B Shares and there being an aggregate of 3,018,750 Class B Shares outstanding. The number of Class B Shares outstanding was determined based on the expectation that the total size of the initial public offering of FSDC would be a maximum of 12,075,000 shares of FSDC’s Class A Common Stock, par value $0.000 per share (the “Class A Shares”), if the underwriters’ over-allotment option would be exercised in full, and therefore that such Class B Shares would represent 20% of the issued and outstanding shares of common stock (excluding the Private Placement Shares (as defined below)) after such offering.

FS purchased 441,500 Class A Shares (collectively, the “Private Placement Shares”) at a price of $10.00 per share, or $4,415,000 in the aggregate, in a private placement that closed simultaneously with FSDC’s initial public offering (the “FSDC IPO”).

Until the Closing, FSDC utilized office space at 600 Montgomery Street, Suite 4500, San Francisco, California 94111 from FS. Following the closing of the FSDC IPO, FSDC paid FS $10,000 per month for office space, secretarial and administrative services provided to members of its management team pursuant to the terms of an administrative services agreement between FSDC and FS.

FS and FSDC’s executive officers and directors were reimbursed for any out-of-pocket expenses incurred in connection with activities on FSDC’s behalf, in connection with the completion of an initial business combination, such as identifying potential target businesses and performing due diligence on suitable business combinations. FSDC’s audit committee reviewed on a quarterly basis all payments that were made to FS, officers, directors or its or their affiliates.

FS loaned FSDC $200,000 to be used for a portion of the expenses of the FSDC IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2020 or the closing of the FSDC IPO. These loans were fully repaid by FSDC on August 14, 2020.

In connection with the Business Combination, as part of the sale of 9,506,000 newly issued shares of Common Stock, an affiliate of FS had entered into a subscription agreement to purchase 1,500,000 shares of Common Stock at a purchase price of $10 per share in a private placement concurrent with the Business Combination. In connection with the closing of the Business Combination, the affiliate of FS assigned to FS its obligation to purchase its shares under the subscription agreement so that FS purchased such shares.

On August 11, 2020, FSDC entered into a registration rights agreement (the “prior registration rights agreement”) with respect to the Founders Shares and Private Placement Shares. The holders of these securities were entitled to make up to three demands, excluding short form demands, that FSDC register such securities. In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of FSDC’s initial business combination. FSDC bears the expenses incurred in connection with the filing of any such registration statements. As part of the prior registration rights agreement, certain holders of registrable securities agreed to a lock-up period of one year from the closing of the Business Combination.

In connection with the closing of the Business Combination, the FSDC Investors and certain other stockholders entered into the Registration Rights Agreement with the Company that replaced the prior registration rights agreement.

In connection with the Agreement and Plan of Merger, dated as of October 15, 2020, by and among FSDC, Gemini Sub and the other parties named therein (the “Merger Agreement”) related to the Business Combination, the FSDC Investors entered into support agreements with FSDC, Gemini Sub and FS. Under such support agreements, each such stockholder agreed to vote, at any meeting of the stockholders of FSDC, and in any action by written consent of the stockholders of FSDC, all of such stockholder’s Class B Common Stock of FSDC (i) in favor of (A) the Merger Agreement, (B) certain proposals requiring approval by the stockholders of the Company in connection with Business Combination, and (C) the transactions contemplated by the Merger Agreement and such support agreements, and (ii) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement and the approval of such stockholder proposals. In addition, such support agreements prohibit each such stockholder from, among other things, selling, assigning or transferring any Class B Common Stock of FSDC held by such stockholder or taking any action that would prevent or disable such stockholder from performing its obligations under the support agreement.

Convertible Note Financing

On August 21, 2020, Gemini Sub issued convertible promissory notes for aggregate gross proceeds of $14,000,000 (the “Notes”), at a closing held pursuant to a convertible note purchase agreement among Gemini Sub and certain investors. The following holders of more than 5% of Gemini Sub’s capital stock participated in the note financing. The Notes accrue simple interest at 8% per annum and matured on February 21, 2021. Prior to the closing of the Business Combination with FSDC, all principal and accrued interest under the Notes converted into shares of Gemini Sub’s Series B Preferred Stock.

Name of 5% Gemini Stockholder	Principal Amount of Note Purchased
Lightstone Singapore L.P.	$3,000,000
OrbiMed Private Investments VI, LP	$4,887,000
Atlas Venture Opportunity Fund I, L.P.	$4,361,000
Wu Capital Investment LLC	$1,752,000

Gemini Accounting Services

On April 17, 2020, Gemini Sub engaged Danforth Advisors, an accounting and finance advisory company managed by Gregg Beloff, the Company’s former Interim Chief Financial Officer. Through February 28, 2021, the Company paid $768,658 to Danforth Advisors in exchange for professional services related to accounting, finance and other administrative functions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Common Stock as of August 10, 2021:

•	each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants (as applicable) that are currently exercisable or exercisable within 60 days. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 10, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person or entity. Unless otherwise indicated, Gemini believes that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the executive officers and directors of Gemini is 300 One Kendall Square, 3rd Floor, Cambridge, MA 02139. The percentage of shares beneficially owned is based on 43,109,472 shares of Common Stock as of August 10, 2021.

Name of Beneficial Owner	Number of Shares	%
Directors and Officers:
Jason Meyenburg(1)	433,987	1.0
Brian Piekos(2)	7,655	*
Sam Barone	—
Georges Gemeyal	—
Jean George	—
Carl Gordon	—
David Lubner(3)	36,815	*
Tuyen Ong(4)	30,675	*
Jason Rhodes	—
Jim Tananbaum(5)	4,870,250	11.3
All Directors and Executive Officers as a group (11 individuals)	5,555,585	12.9
Five Percent Holders:
FS Development Holdings, LLC(5)	4,870,250	11.3
Orbimed Private Investments VI, LP(6)	5,826,224	13.5
Entities affiliated with Atlas Ventures(7)	5,254,365	12.2
Entities affiliated with Lightstone Ventures(8)	4,836,106	11.2
Entities affiliated with Fidelity(9)	2,789,500	6.5

*	Less than one percent.
(1)	Represents shares currently held and shares of Common Stock that are currently exercisable or exercisable within 60 days of August 10, 2021.

(2)	Represents shares currently held and shares of Common Stock that are currently exercisable or exercisable within 60 days of August 10, 2021.
(3)	Represents shares of Common Stock that are currently exercisable or exercisable within 60 days of August 10, 2021.
(4)	Represents shares of Common Stock that are currently exercisable or exercisable within 60 days of August 10, 2021.
(5)

FS Development Holdings, LLC is the record holder of 4,870,250 shares reported herein. Foresite Capital Management V, LLC (“FCM V”), is the general partner of Foresite Capital Fund V LP (“ FCM V LP”) and Foresite Capital Opportunity Management V, LLC (“FCOM V”) is the general partner of Foresite Capital Opportunity Fund V, L.P. (“FCOM LP”), with FCM LP and FCOM LP being the sole members of FS Development Holdings, LLC. FCM V and FCOM V, as general managers of the sole members, have voting and investment discretion with respect to the common stock held of record by FS Development Holdings, LLC. Dr. Tananbaum, in his capacity as managing member of FCM V and FCOM V, may be deemed to have voting and investment discretion over these shares. Each of FCM V LP, FCOM LP, FCM V, FCOM V and Dr. Tananbaum disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(6)

Represents 5,826,224 shares held by OrbiMed Private Investments VI, LP. OrbiMed Capital GP VI LLC, or GP VI, is the general partner of OrbiMed Private Investments VI, LP, or OPI VI. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP VI. By virtue of such relationships, OrbiMed Advisors and GP VI may be deemed to have voting and investment power with respect to the shares held by OPI VI and as a result may be deemed to have beneficial ownership of these shares. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI.

(7)

Represents 4,015,045 shares held by Atlas Venture Fund X, L.P. (“Atlas Fund X”), 729,320 shares held by Atlas Venture Opportunity Fund I, L.P. (“Atlas Fund I”), and 510,000 shares held by Atlas Venture Fund XII, L.P. (“Atlas Fund XII”). Atlas Venture Associates X, L.P. is the general partner of Atlas Fund X, and Atlas Venture Associates X, LLC is the general partner of Atlas Venture Associates X, L.P. Each of Atlas Fund X, Atlas Venture Associates X, L.P., and Atlas Venture Associates X, LLC may be deemed to beneficially own the shares held by Atlas Fund X. Each of Atlas Venture Associates X, L.P. and Atlas Venture Associates X, LLC disclaim Section 16 beneficial ownership of the securities owned by Atlas Fund X, except to the extent of its pecuniary interest therein, if any. Atlas Venture Associates Opportunity I, L.P. is the general partner of Atlas Fund I, and Atlas Venture Associates Opportunity I, LLC, or AVAO, LLC, is the general partner of Atlas Venture Associates Opportunity I, L.P. Each of Atlas Fund I, Atlas Venture Associates Opportunity I, L.P. and AVAO, LLC may be deemed to beneficially own the shares held by Atlas Fund I. Each of Atlas Venture Associates Opportunity I, L.P. and AVAO LLC disclaim Section 16 beneficial ownership of the securities owned by Atlas Fund I, except to the extent of its pecuniary interest therein, if any. The general partner of Atlas Fund XII is Atlas Venture Associates XII, L.P. (“AVA XII LP”). Atlas Venture Associates XII, LLC (“AVA XII LLC”) is the general partner of AVA XII LP. Each of Atlas Fund XII, AVA XII LP, and AVA XII LLC may be deemed to beneficially own the shares held by Atlas Fund XII. Each of AVA XII LP and AVA XII LLC disclaim Section 16 beneficial ownership of the securities owned by Atlas Fund XII, except to the extent of its pecuniary interest therein, if any.

(8)

The shares are owned as follows: (i) 2,796,868 by Lightstone Ventures, L.P. (“LV LP”), (ii) 381,040 by Lightstone Ventures (A), L.P. (“LV(A) LP”), and (iii) 1,658,198 by Lighstone Singapore, L.P. (“LV Singapore”). LSV Associates, LLC (“LSV Associates”) is the General Partner of LV Singapore, LV LP and LV(A) LP. As the individual general partners of LSV Associates, Michael A. Carusi, Jean M. George and Henry A. Plain Jr. share voting and dispositive power with respect to the shares held of record by LV Singapore, LV LP and LV(A) LP.

(9)

Fidelity Management & Research Company, or Fidelity, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of such shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

The Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities other than the following reports filed late due to administrative error, as previously disclosed in our quarterly report on Form 10-Q for the period ended March 31, 2021: a Form 3 which inadvertently omitted Foresite Capital Fund V, L.P and Foresite Capital Management V LLC as beneficial owners of 3,018,750 shares of Class B Common Stock of FSDC; a Form 3 for James (Jim) Tananbaum, which inadvertently omitted 3,018,750 shares of Class B Common Stock of FSDC; and a Form 4 of fs, Foresite Capital Fund V, L.P, Foresite Capital Management V LLC and James (Jim) Tananbaum which inadvertently omitted 441,500 shares of Class A Common Stock of FSDC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability, please notify your broker or the Company. Direct your written request to: Gemini Therapeutics, Inc., 300 One Kendall Square, 3rd Floor, Cambridge, MA 02139, Attention: Brian Piekos.

Stockholders who currently receive multiple copies of the Notice of Internet Availability at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to: Gemini Therapeutics, Inc., 300 One Kendall Square, 3rd Floor, Cambridge, MA 02139, Attention: Brian Piekos.

Annex 1

GEMINI THERAPEUTICS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Gemini Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Gemini Therapeutics, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). An aggregate of 430,551 shares of Common Stock have been approved and reserved for this purpose, plus on January 1, 2023 and each January 1 thereafter through January 1, 2031, the number of shares of Common Stock reserved and available for issuance under the Plan shall be automatically and cumulatively increased by an amount equal to the least of (i) one percent (1%) of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31st, (ii) 430,551 shares of Common Stock and (iii) such number of shares of Common Stock as determined by the Administrator. Notwithstanding the foregoing, the Administrator may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year.

The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non- 423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, options will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for eligible employees. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Unless otherwise defined herein, capitalized terms in this Plan shall have the meanings ascribed to them in Section 11.

1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

2. Offerings. The Company may make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”). The initial Offering will begin and end on dates to be determined by the Administrator. Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each June 1 and December 1 and will end on the last business day occurring on or before the following May 31 and November 30, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed twenty-seven (27) months in duration or overlap any other Offering.

3. Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation,

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common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

4. Participation.

(a) Participants. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to his or her appropriate payroll location at least fifteen (15) business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).

(b) Enrollment. The enrollment form will (a) state a whole percentage or amount to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains eligible.

(c) Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.

6. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least fifteen (15) business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

7. Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined herein), (b) the number of shares determined by dividing $25,000 by the Fair Market Value of the Common Stock on the Offering Date for such Offering; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

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Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits such Participant rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.

10. Issuance of Certificates. Certificates or book-entries at the Company’s transfer agent representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their nominee for such purpose

11. Definitions.

The term “Compensation” means the regular or basic rate of compensation.

The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may further designate such companies or Participants as participating in the 423 Component or the Non-423 Component. The Administrator may also determine which Subsidiaries or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under the Non-423 Component, and determine which Designated Subsidiary or Subsidiaries will participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Subsidiaries; provided, however, that at any given time, a Subsidiary that is a Designated Subsidiary under the 423 Component will not be a Designated Subsidiary under the Non-423 Component. The current list of Designated Subsidiaries is attached hereto as Appendix A.

The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the NASDAQ Global Market, The New York Stock Exchange or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

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The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12. Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs the Participant, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. An employee will not be deemed to have terminated employment for this purpose if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

13. Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that if such special rules are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non- 423 Component. Any special rules or sub-plans established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

14. Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to the Participant.

15. Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

17. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and any other share limitations in the Plan shall be equitably or proportionately adjusted to give proper effect to such event.

18. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within twelve (12) months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “ employee stock purchase plan” under Section 423(b) of the Code.

19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

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20. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

21. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

22. Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applied without regard to conflict of law principles.

23. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

24. Tax Withholding. Participation in the Plan is subject to any required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.

25. Notification Upon Sale of Shares Under the 423 Component. Each Participant agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the Option pursuant to which such shares were purchased or within one (1) year after the date such shares were purchased.

26. Effective Date and Approval of Stockholders. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

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APPENDIX A

Designated Subsidiaries

Gemini Therapeutics Sub, Inc.

DETACH AND RETURN THIS PORTION ONLY

**GEMINI THERAPEUTICS, INC.**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED IN ITEM 1 AND "FOR" THE PROPOSALS SET FORTH IN ITEMS 2 AND 3.**

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Vote on Director**

1. Election of Class I Director for a three-year term expiring in 2024.

**Nominee:**

01) Carl L. Gordon, Ph.D.

**Vote on Proposals**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 2. | Approval of 2021 Employee Stock Purchase Plan. | ☐ | ☐ | ☐ |
| 3. | Ratification of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. | ☐ | ☐ | ☐ |

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1, 2 and 3.** If any other matters properly come before the meeting, this proxy shall be voted in the manner as the persons named as proxies may determine in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

300 ONE KENDALL SQUARE, 3RD FLOOR CAMBRIDGE, MA 02139
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/GMTX2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D58260-P59992
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D58261-P59992

GEMINI THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Jason Meyenburg as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Gemini Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on September 29, 2021 to be held entirely online at www.virtualshareholdermeeting.com/GMTX2021, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE